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                                                                EXHIBIT 10.8.2


                                   THIRD AMENDMENT TO LEASE

            THIS THIRD AMENDMENT TO LEASE is dated for reference purposes only as October 26, 1995 and is part of that Lease dated May 17, 1994 together with the Summary of Basic Lease terms, the First Addendum to Lease, the Acceptance Agreement, the First Amendment to Lease dated October 18, 1994, and the Second Amendment to Lease dated May 25, 1995 thereto (collectively, the "Lease") by and between ORCHARD INVESTMENT COMPANY NUMBER 701, a California general partnership ("Landlord"), and ULTRATECH STEPPER, INC., a Delaware corporation ("TENANT"), and is made with reference to the following facts:

       A. The Premises currently leased by Tenant pursuant to the Lease consists of 53,393 rentable square feet comprised of 14,532 rentable square feet at 2855 Zanker Road, and 38,861 rentable square feet at 2815-2825 Zanker Road, city of San Jose, California.

       B.  The Lease Term for said Premises currently expires on December 31,
       1997.

       C. Tenant and Landlord have agreed to expand the square footage of said Premises by 16,864 rentable square feet as shown on "Exhibit A" attached hereto and incorporated herein by reference as the "Second Expansion Space".

       D. Tenant and Landlord have agreed that the Term of the Lease for the Second Expansion Space shall expire at a later date than specified pursuant to the original terms of the Lease.

       NOW, THEREFORE, Landlord and Tenant hereby agree that the Summary of Basic Lease Terms is amended as follows as of the Commencement Date:

1.  PREMISES:      As of the November 16, 1995, or the date the Second
Expansion Space is actually delivered to Tenant, if later, Section D shall be amended to provide for the Second Expansion Space of 16,864 rentable square feet at 2865 Zanker Road ("2865 Zanker"), plus Tenant's original spaces consisting of 14,532 rentable square feet at 2855 Zanker Road ("2855 Zanker"), and 38,861 rentable square feet at 2815-2835 Zanker Road ("2815 Zanker"), for a total of 70,257 rentable square feet.

2. BUILDING: Section F shall be amended to read that the Building at 2855-2865 Zanker Road containing the 2855 Zanker and 2865 Zanker portions of the Premises consists of a total of 31,396 rentable square feet, and the Building at 2815-2835 containing the 2815 Zanker portion of the Premises consists of a total of 28,860 rentable square feet.

3.  TENANTS SHARE:      [As of the date the Second Expansion space is actually
delivered to Tenant on November 16, 1995, if later. ] Section G shall be amended to mean fifty-three and 71/100 percent (53.71%) for the 2865 Zanker portion of the Premises, and forty-six and 29/100 percent (46.29%) for 2855 Zanker portion of the Premises, and sixty-six and 02/100 percent (66.02%)

4. TENANTS ALLOCATED PARKING STALLS: [As of the date the Second Expansion space is actually delivered to Tenant on November 16, 1995, if later.] Section H shall be amended to mean 184 stalls for the 2815 Zanker and 2855 Zanker portion of the Premises, plus 58 stalls for the 2865 Zanker portion of the Premises.

5.  LEASE TERMS:   Section 1 shall be amended to provided that the Lease Term for the 2815 Zanker and 2855 Zanker portion of the Premises shall expire December 31, 1997 and the Lease Term for the 2865 Zanker portion of the Premises shall expire February 28, 1999.

6. BASE MONTHLY RENT: As of the November 16, 1995, or the date the Second Expansion Space is actually delivered to Tenant, if later. Section K shall be amended to provide for the Base Monthly Rent as follows:

A.     For the 2815 Zanker and 2855 Zanker portion of the Premises:

                    From the Commencement

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            Date through December 31, 1997:         $34,705.45 per month


  B.   For the 2865 Zanker portion of the Premises:

            From the Commencement
            Date through February 28, 1999:         $13,491.20 per month


7. COMMENCEMENT DATE: The Commencement Date shall be February 16, 1996, or any later date that is three (3) months from the date the Second Expansion Space is actually delivered to Tenant by Landlord.

8.  SECURITY DEPOSIT:   Section M is hereby amended to provided for an increase
in the Security Deposit of $13,491.00 which Tenant has provided Landlord upon signature hereon, for a total of $48,196.44

9.  EARLY OCCUPANCY:

A. As consideration for Tenant's performance of all obligations to be performed by Tenant under the Lease and upon receipt of the increased Security Deposit of $13,491.00 Landlord shall permit Tenant to enter and use the Second Expansion Space starting November 16, 1995 until the Commencement Date (the "Early Occupancy Period"). Such occupancy during the Early Occupancy Period shall be subject to all of the terms, covenants and conditions of the Lease provided, however, that the rent and operating expenses payable during the Early Occupancy Period shall be waived.

B. In the event either party shall bring any action or legal proceeding for damages for alleged breach of any provision of this agreement, to recover rent, to terminate tenancy of the Second Expansion Space, or to enforce, protect to establish any term or covenant of this agreement or the Lease or right of remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorney's fees and court costs as may be fixed by the court or jury.

C. In consideration of executing this Early Occupancy Agreement, Tenant agrees to indemnify and save Landlord harmless of and from any and all liability, damage, expense, cause of action, suits or claims judgements resulting from injury to person or property arising from the use of the Second Expansion Space by Tenant during the Early Occupancy Period, including loss or damage to Tenant, its equipment, materials or supplies.

D. During the Early Occupancy Period, Tenant shall arrange to have all utility services including but not limited to gas, electric, water and trash billed directly to Tenant for payment.

10.  WARRANTY OF EXISTING CONDITIONS:   Landlord shall provide the Second
Expansion Space to Tenants on November 16, 1996 with all electrical, plumbing, HVAC, and roof systems in good working conditions as of the delivery and acceptance dates as provided for in Paragraph 12 herein.

11.  INTERIOR IMPROVEMENTS:   Tenant acknowledges that it has had the
opportunity to inspect the Second Expansion Space prior to the date of delivery and acceptance as provided for in Paragraph 13 herein, and agrees that the Second Expansion Space is to be leased and accepted by Tenant in its existing condition, "as-is", without implied or express warranty or representation, except as provided for herein, and with all patent and latent defects. However, Landlord shall be responsible for the cost of removal of any asbestos containing floor tiles or related tile mastics within Second Expansion Space.

12. DELIVERY AND ACCEPTANCE OF THE SECOND EXPANSION SPACE: Except as provided for herein, delivery and acceptance of the Premises as provided for in Paragraph 1 above shall be November 16, 1995.

13.  FULL FORCE AND EFFECT:   Except as expressly set forth in this Amendment,
all terms and conditions of the Lease remain in full force and effect.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to be effective as of the date first set forth above.

LANDLORD:                               TENANT:

ORCHARD INVESTMENT COMPANY              ULTRATECH STEPPER, INC.
NUMBER 701
                                        a Delaware Corporation
a California general partnership


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By:  NELO, a California general partnership      By:__________________________

By: New England Mutual Life Insurance
Company

a Massachusetts corporation                      _____________________________
                                                  (print Name and Title)
a general partner




By: Copley Real Estate Advisors, Inc.

Asset manager and advisor hereunto duly
authorized



By:__________________________


Date:________________________        Date:______________________________